POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of SHELBY WILLIAMS INDUSTRIES, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Manfred Steinfeld, Paul N. Steinfeld, Robert P. Coulter and Walter Roth, and each of them severally, the true and lawful attorneys and agents of the undersigned, each with full power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of securities of the Company and all related matters, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below to the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission in respect of such securities, to any and all amendments to said Registration Statement, and to any and all instruments or documents filed as part of or in connection with any of the foregoing and any and all amendments thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 31st day of May, 1995.

     Capacities                                   Signatures

Chairman of the Board and
Director
                                             /s/Manfred Steinfeld
                                             Manfred Steinfeld

Vice-Chairman of the Board
and Director (Principal
Executive Officer)
                                             /s/Paul N. Steinfeld
                                             Paul N. Steinfeld


President and Director
                                             /s/Robert P. Coulter
                                             Robert P. Coulter



                          EXHIBIT 24.1
Vice-President Finance,
Treasurer and Assistant
Secretary (Principal
Financial and Accounting
Officer)                                     /s/Sam Ferrell
                                             Sam Ferrell


Director
                                             /s/Robert L. Haag
                                             Robert L. Haag


Director
                                             /s/William B. Kaplan
                                             William B. Kaplan


Director                                     /s/ Herbert L. Roth
                                             Herbert L. Roth


Director
                                             /s/Trisha Wilson
                                             Trisha Wilson